Exhibit 99.2

CERTIFICATE OF DESIGNATION, PREFERENCES,

AND RIGHTS OF

SERIES B-1 CONVERTIBLE PREFERRED STOCK

AND

SERIES B-2 CONVERTIBLE PREFERRED STOCK

OF

COMPREHENSIVE CARE CORPORATION

COMPREHENSIVE CARE CORPORATION, a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY:

That, pursuant to authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code, the Board of Directors, at a meeting of its members held on January 15, 2009, adopted a resolution providing for the designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of four thousand, three hundred and forty (4,340) shares of the Corporation’s Preferred Stock, par value $50.00 per share, which resolution is as follows:

RESOLVED: That pursuant to the authority granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board hereby (i) designates (A) a series of Preferred Stock of the Corporation, par value $50.00 per share (the “Preferred Stock”), consisting of 1,675 shares of the authorized and unissued Preferred Stock, as Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred Shares”), and (B) a series of Preferred Stock consisting of 2,665 shares of the authorized and unissued Preferred Stock, as Series B-2 Convertible Preferred Stock (the “Series B-2 Preferred Shares,” and together with the Series B-1 Preferred Shares, the “Series B Preferred Stock”), and (ii) hereby fixes such designations and numbers of shares, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof as set forth below, and that the officers of the Corporation, and each acting singly, are hereby authorized, empowered and directed to file with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of the Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock, as such officer or officers shall deem necessary or advisable to carry out the purposes of this Resolution.

Series B Preferred Stock. The preferences, privileges and restrictions granted to or imposed upon the Corporation’s Series B-1 Convertible Preferred Stock, par value $50.00 per share, and Series B-2 Convertible Preferred Stock, par value $50.00 per share, or the holders thereof, are as follows:

1. Designation and Amount. One thousand six hundred seventy-five (1,675) shares of the Preferred Stock shall be designated as “Series B-1 Convertible Preferred Stock” (the “Series B-1 Preferred Shares”). Two thousand six hundred sixty-five (2,665) of the Series B Preferred Stock shall be designated as “Series B-2 Convertible Preferred Stock” (the “Series B-2 Preferred Shares”). The Series B-1 Preferred Shares (as used from time to time herein, the “Originally Issued Series B-1 Preferred Shares”) and Series B-2 Preferred Shares will be issued and sold on January 16, 2009 (the “Issue Date”). The authorized number of Series B-1 Preferred Shares or Series B-2 Preferred Shares may be increased or decreased by resolution of the Board of Directors, provided, however, that no decrease shall reduce the number of shares of Series B-1 Preferred Shares or Series B-2 Preferred Shares, as the case may be, to a number less than the number of shares then outstanding.

2. Dividends.

2.1 Dividends. The holders of record of Series B-1 Preferred Shares, in preference to the holders of Series B-2 Preferred Shares, shares of Common Stock and shares of any other capital stock of the Corporation ranking junior to the Series B-1 Preferred Shares as to payment of dividends, shall be entitled to receive, out of funds legally available therefor, dividends as, when and if declared and paid by the Corporation. If any dividend is declared with respect to the Series B-2 Preferred Shares, the Common Stock or any other class or series of capital stock ranking junior to the Series B-1 Preferred Shares, then holders of Series B-1 Preferred Shares shall be entitled to receive, immediately prior to the record date for payment of the dividends on the Common Stock, a dividend with respect to each Series B-1 Preferred Share in an amount equal to (a) the amount of the dividend declared with respect to each share of Common Stock, multiplied by (b) the number of votes to which such Series B-1 Preferred Share is entitled pursuant to Section 4.1(a) below. No dividends or other distributions shall be authorized, declared, paid or set apart for payment on any class or series of the Corporation’s capital stock heretofore or hereafter issued ranking, as to dividends, on a parity with or junior to the Series B-1 Preferred Shares for any period unless full cumulative dividends have been, or contemporaneously are, authorized, declared, paid or set apart in trust for such payment on the Series B-1 Preferred Shares. Subject to the rights of the holders of Series B-1 Preferred Shares and any other shares of Preferred Stock of the Corporation, each Series B-2 Preferred Share shall be entitled to receive dividends when and as declared by the Board of Directors of the Corporation.

3. Liquidation, Dissolution, Winding-Up and Other Events.

3.1 Series B-1 Preferred Shares Preference. In the event of: (i) any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or (ii) whether in a single or in a series of related transactions, any sale, transfer, lease, merger or reorganization involving at least a majority of the Corporation’s consolidated assets, revenues or business, or (iii) any single or any series of related transactions is consummated resulting in the Corporation’s stockholders immediately prior to such transaction(s) owning less than 50% of the voting power of the surviving or continuing entity (each of the events described in the foregoing clauses (i) through (iii) above shall be referred to herein as a “Liquidation Event”), after payment of all amounts owing to holders of capital stock ranking senior to the Series B-1 Preferred Shares, the holders of Series B-1 Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of the Series B-2 Shares, Common Stock or any other class or series of capital stock ranking junior to the Series B-1 Preferred Shares by reason of their ownership thereof, an amount equal to $50.00 per Series B-1 Preferred Share (the “Series B-1 Liquidation Preference”) (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event affecting such shares) plus all accrued but declared and unpaid dividends, if any, to the date of the Liquidation Event, on the Series B-1 Preferred Shares.

If upon such Liquidation Event, the assets to be distributed among the holders of the Series B-1 Preferred Shares are insufficient to permit payment in full of the Series B-1 Liquidation Preference to the holders of Series B-1 Preferred Shares, then the entire assets of the Corporation to be distributed, after distribution to capital stock ranking senior to the Series B-1 Preferred Shares, shall be distributed ratably among the holders of Series B-1 Preferred Shares.

3.2 Series B-2 Preferred Shares Preference. In the event of any Liquidation Event, after payment of all amounts owing to holders of capital stock ranking senior to the Series B-1 Preferred Shares and to holders of the Series B-1 Shares, the holders of Series B-2 Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of the Common Stock or any class or series of capital stock ranking junior to the Common Stock by reason of their ownership thereof, an amount equal to $50.00 per Series B-2 Preferred Share (the “Series B-2 Liquidation Preference”) (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event affecting such shares) plus all accrued but declared and unpaid dividends, if any, to the date of the Liquidation Event, on the Series B-2 Preferred Shares.

If upon such Liquidation Event, the assets to be distributed are insufficient to permit payment in full of the Series B-2 Liquidation Preference to the holders of Series B-2 Preferred Shares, then the entire assets of the Corporation to be distributed, after distribution to the Series B-1 Preferred Shares pursuant to Section 3.1 and to any other capital stock ranking senior to the Series B-2 Preferred Shares, shall be distributed ratably among the holders of Series B-2 Preferred Shares.

3.3 Remaining Liquidating Distribution. After payment has been made in full pursuant to Sections 3.1 and 3.2 above, and to holders of capital stock of the Corporation ranking senior to the Series B-1 Preferred Shares, or the Corporation shall have set aside funds sufficient for such payments in trust for the account of such holders so as to be available for such payment, all remaining assets available for distribution (after payment or provision for payment of all debts and liabilities of the Corporation) shall be distributed to the respective holders of the Common Stock ratably in proportion to the number of shares of Common Stock they then hold.

3.4 Other Distributions. The amount deemed distributed to the holders of Series B-1 Preferred Shares and Series B-2 Preferred Shares upon any Liquidation Event shall be the cash or the fair market value of the property, rights, or securities distributed to such holders by the acquiring Person, firm, or other entity. The value of such property, rights, or other securities shall be determined in good faith by the Board of Directors of the Corporation.

4. Voting Rights.

4.1 Series B-1 Preferred Shares Voting Rights. Except as otherwise required by law or, with respect to any series of Preferred Stock, as otherwise provided by the Board of Directors, the holders of the Series B-1 Preferred Shares shall have the following voting rights:

(a) Voting Rights. Each holder of Series B-1 Preferred Shares shall be entitled to notice of any stockholders’ meeting and to vote on any matters on which the Common Stock may be voted. Each Series B-1 Preferred Share shall be entitled to 2,718.290149 votes; provided, however, that for purposes of counting votes of any Series B-1 Preferred Shares, (a) any fractional votes of such shares which are equal to or greater than 0.5 votes shall be rounded up to the nearest whole number, and (b) any fractional votes of such shares which are less than 0.5 votes shall be rounded down to the nearest whole number. Unless otherwise required by law, holders of Series B-1 Preferred Shares shall vote together with holders of Common Stock as a single class on all matters submitted to a vote of the Company’s stockholders.

(b) Board Representation. On the Issue Date, the holders of Series B-1 Preferred Shares, voting as a separate class, shall have the right to elect a total of five (5) directors to the Board of Directors of the Corporation (the “Series B-1 Directors”). Commencing on the date on which the holders of the Series B-1 Preferred Shares own (beneficially or of record) at least 40% but less than 50% of the Originally Issued Series B-1 Preferred Shares, the holders of Series B-1 Preferred Shares, voting as a separate class, shall have the right to elect a total of four (4) Series B-1 Directors. Commencing on the date on which the holders of the Series B-1 Preferred Shares own (beneficially or of record) at least 30% but less than 40% of the Originally Issued Series B-1 Preferred Shares, the holders of Series B-1 Preferred Shares, voting as a separate class, shall have the right to elect a total of three (3) Series B-1 Directors. Commencing on the date on which the holders of the Series B-1 Preferred Shares own (beneficially or of record) at least 20% but less than 30% of the Originally Issued Series B-1 Preferred Shares, the holders of Series B-1 Preferred Shares, voting as a separate class, shall have the right to elect a total of two (2) Series B-1 Directors. Commencing on the date on which the holders of the Series B-1 Preferred Shares own (beneficially or of record) at least 10% but less than 20% of the Originally Issued Series B-1 Preferred Shares, the holders of Series B-1 Preferred Shares, voting as a separate class, shall have the right to elect one (1) Series B-1 Director. Commencing on the date on which holders of the Series B-1 Preferred Shares own (beneficially or of record) less than 10% of the Originally Issued Series B-1 Preferred Shares, the holders of the Series B-1 Preferred Shares, voting as a separate class, shall have no right to elect a Series B-1 Director. The Corporation will pay or reimburse the fees and expenses of, and provide all of the other benefits to, the Series B-1 Directors in the same amounts and on the same terms and basis as the other members of the Board of Directors of the Corporation who are not employed by the Corporation. Each of the Audit Committee and the Compensation Committee shall have no more than three (3) members, at least one of whom, as to each committee, shall be a Series B-1 Director.

(c) Matters Requiring Class Vote. So long as at least a majority of the Originally Issued Series B-1 Preferred Shares are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least 50% of the outstanding Series B-1 Preferred Shares, given in writing or by a vote at a meeting, consenting or voting (as the case may be) as a single class:

(i) create, authorize or issue any shares of any security or class of stock ranking senior to, or pari passu with, the Series B-1 Preferred Shares with respect to dividend rights, liquidation preference or otherwise;

(ii) amend, alter or repeal the Certificate of Incorporation or Bylaws of the Corporation, provided, however, that in connection with that certain Agreement and Plan of Merger, dated as of January 16, 2009, among the Corporation, CompCare Acquisition, Inc. and Core Corporate Consulting Group, Inc. (the “Merger Agreement”), the Corporation shall be permitted to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Corporation to 100,000,000 shares and to increase the authorized number of shares of Preferred Stock of the Corporation to 1,000,000 shares (the “Permitted Amendment”);

(iii) redeem or repurchase, or declare or pay any dividend or distribution with respect to, any equity securities;

(iv) (A) whether in a single or in a series of related transactions, effect any sale, transfer, lease, merger or reorganization involving a material portion of the Corporation’s assets or business, (B) effect any single or any series of related transactions resulting in the Corporation’s stockholders immediately prior to such transaction(s) owning less than 50% of the voting power of the surviving or continuing entity, or (C) enter into any single or a series of related transactions with a valuation in excess of $5,000,000 (whether in the form of cash, assumed liabilities or otherwise);

(v) increase the size of the Board of Directors of the Corporation (except as contemplated hereunder);

(vi) alter or change the rights of the Series B-1 Preferred Shares or increase the authorized number of shares of Common Stock or Preferred Stock (other than pursuant to the Permitted Amendment) or any series of any other security convertible or exchangeable into or for equity securities having a preference senior to or pari passu with the Series B-1 Preferred Shares;

(vii) create or suffer to exist any indebtedness in excess of $5,000,000 other than such indebtedness existing on the Issue Date and determined in accordance with GAAP; or

(viii) take any action, or fail to take any action, that could result in taxation of the holders of the Series B-1 Preferred Shares under Section 305 of the Internal Revenue Code.

4.2 Series B-2 Preferred Shares Voting Rights. Except as otherwise required by law or, with respect to any series of Preferred Stock, as otherwise provided by the Board of Directors, each holder of Series B-2 Preferred Shares shall be entitled to notice of any stockholders’ meeting and to vote on any matters on which the Common Stock may be voted. Each Series B-2 Preferred Share shall be entitled to 2,719.273546 votes (as adjusted from time to time in the manner set forth herein); provided, however, that for purposes of counting votes of any Series B-1 Preferred Shares, (a) any fractional votes of such shares which are equal to or greater than 0.5 votes shall be rounded up to the nearest whole number, and (b) any fractional votes of such shares which are less than 0.5 votes shall be rounded down to the nearest whole number. Unless otherwise required by law, holders of Series B-2 Preferred Shares shall vote together with holders of Common Stock as a single class on all matters submitted to a vote of the Company’s stockholders.

5. Conversion of Series B Preferred Shares. The Series B Preferred Shares shall be convertible as follows (the “Series B Conversion Rights”):

5.1 Automatic Conversion.

(a) Series B-1 Preferred Shares. Each issued and outstanding Series B-1 Preferred Share shall automatically be converted into shares of Series C Preferred Stock (as defined below) at the Series B-1 Conversion Rate (as defined below) immediately upon the satisfaction of the following conditions (the “Conversion Conditions”): (i) the filing of the Permitted Amendment; and (ii) the filing of a Certificate of Designation (A) designating a series of Series C Preferred Stock of the Corporation having such rights, preferences and privileges as are set forth in Exhibit A to this Certificate of Designations, Preferences and Rights (the “Series C Preferred Stock”), and (B) authorizing the Corporation to issue a number of shares of such class equal to the number of shares of Series C Preferred Stock into which the Series B-1 Preferred Shares will be converted upon the satisfaction of the Conversion Conditions pursuant to this subsection (a). The “Series B-1 Conversion Rate” at which shares of Series C Preferred Stock shall be deliverable to any holder of Series B-1 Preferred Shares upon conversion of Series B-1 Preferred Shares shall initially be 8.597015 shares of Series C Preferred Stock for each Series B-1 Preferred Share held by such holder. Such initial Series B-1 Conversion Rate shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event affecting the Series B-1 Preferred Shares.

(b) Series B-2 Preferred Shares. Each issued and outstanding Series B-2 Preferred Share shall automatically be converted into shares of Common Stock at the Series B-2 Conversion Rate (as defined below) immediately upon the satisfaction of the Conversion Conditions. The “Series B-2 Conversion Rate” at which shares of Common Stock shall be deliverable to any holder of Series B-2 Preferred Shares upon conversion of Series B-2 Preferred Shares shall initially be 2,719.273546 shares of Common Stock for each Series B-2 Preferred Share held by such holder. Such initial Series B-2 Conversion Rate shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event affecting the Series B-2 Preferred Shares.

5.2 Fractional Shares.

(a) Series B-1 Preferred Shares. No fractional shares of Series C Preferred Stock shall be issued upon the conversion of the Series B-1 Preferred Shares. The number of shares issuable to any holder upon such conversion shall be determined on the basis of the total number of Series B-1 Preferred Shares the holder is converting into Series C Preferred Stock and the number of shares of Series C Preferred Stock issuable upon such conversion. If the conversion would result in any fractional share, then (i) the aggregate number of shares of Series C Preferred Stock to be issued to such holder shall be rounded down to the nearest whole share, and (ii) such fractional share shall be cancelled and no consideration shall be issued by the Corporation in respect thereof.

(b) Series B-2 Preferred Shares. No fractional shares of Common Stock shall be issued upon the conversion of the Series B-2 Preferred Shares. The number of shares issuable to any holder upon such conversion shall be determined on the basis of the total number of Series B-2 Preferred Shares the holder is converting into Common Stock and the number of shares of Common Stock issuable upon such conversion. If the conversion would result in any fractional share, then (i) the aggregate number of shares of Common Stock to be issued to such holder shall be rounded up to the nearest whole share, and (ii) such fractional share shall be cancelled and no consideration shall be issued by the Corporation in respect thereof.

5.3 Mechanics of Conversion.

(a) Promptly following the conversion of the Series B-1 Preferred Shares and the Series B-2 Preferred Shares pursuant to Section 5.1 above, each holder of Series B-1 Preferred Shares or Series B-2 Preferred Shares shall surrender the certificate or certificates for such Series B-1 Preferred Shares or Series B-2 Preferred Shares, as applicable, at the office of the transfer agent for such shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with a written notice stating such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Series C Preferred Stock or Common Stock, as applicable, to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the “Conversion Date”), and the conversion shall be deemed effective as of the close of business on the Conversion Date.

The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series B-1 Preferred Shares or Series B-2 Preferred Shares, or to his or its nominees, a certificate or certificates for the number of shares of Series C Preferred Stock or Common Stock, as applicable, to which such holder shall be entitled.

(b) Upon the conversion of the Series B-1 Preferred Shares and Series B-2 Preferred Shares, no adjustment to the Series B-1 Conversion Rate or the Series B-2 Conversion Rate shall be made for any accrued and unpaid dividends on the Series B-1 Preferred Shares or Series B-2 Preferred Shares surrendered for conversion or on the Common Stock delivered upon conversion of the Series B-2 Preferred Shares.

(c) Upon the conversion of the Series B-1 Preferred Shares and Series B-2 Preferred Shares as herein provided: (i) such shares shall no longer be deemed to be outstanding and all rights with respect to such shares (except only the right of the holders thereof to receive shares of Series C Preferred Stock or Common Stock, as applicable, in exchange therefor), including the rights, if any, to receive notices, to vote and to accrual of dividends shall immediately cease and terminate at the close of business on the Conversion Date, (ii) all Series B-1 Preferred Shares and Series B-2 Preferred Shares shall be retired and canceled and shall not be reissued, and (iii) the Corporation from time to time shall take appropriate action to reduce the authorized Preferred Stock accordingly.

6. Reacquired Shares. Any Series B-1 Preferred Shares or Series B-2 Preferred Shares converted, redeemed, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and shall not be reissued and the Corporation from time to time shall take such action as may be necessary to reduce the authorized Series B-1 Preferred Shares and Series B-2 Preferred Shares accordingly.

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by and attested by its duly authorized officers this 16th day of January, 2009.

COMPREHENSIVE CARE CORPORATION

By:	/s/ ROBERT J. LANDIS
Name:	Robert J. Landis
Title:	Chief Financial Officer

ATTEST:

/s/ SCOTT BATES

EXHIBIT A

COMPREHENSIVE CARE CORPORATION, a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY:

That, pursuant to authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation of the Corporation and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code, the Board of Directors, at a meeting of its members held on January 15, 2009, adopted a resolution providing for the designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of fourteen thousand four hundred (14,400) shares of the Corporation’s Preferred Stock, par value $50.00 per share, which resolution is as follows:

RESOLVED: That pursuant to the authority granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board hereby designates a series of Preferred Stock of the Corporation, par value $50.00 per share (the “Preferred Stock”), consisting of 14,400 shares of the authorized and unissued Preferred Stock, as Series C Convertible Preferred Stock (the “Series C Preferred Shares”), and hereby fixes such designation and number of shares, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof as set forth below, and that the officers of the Corporation, and each acting singly, are hereby authorized, empowered and directed to file with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of the Series C Convertible Preferred Stock, as such officer or officers shall deem necessary or advisable to carry out the purposes of this Resolution.

The preferences, privileges and restrictions granted to or imposed upon the Corporation’s Series C Convertible Preferred Stock, par value $50.00 per share, or the holders thereof, are as follows:

1. The shares of such series shall be designated as “Series C Convertible Preferred Stock” (the “Series C Preferred Shares”) and the number of shares constituting the Series C Preferred Shares shall be fourteen thousand four hundred (14,400). The Series C Preferred Shares (as used from time to time herein, the “Originally Issued Series C Preferred Shares”) will be issued and sold on [            , 2009] (the “Issue Date”). Such number of shares may be increased or decreased by resolution of the Board of Directors, provided, however, that no decrease shall reduce the number of shares of Series C Preferred Shares to a number less than the number of shares then outstanding.

2.

2.1 The holders of record of Series C Preferred Shares, in preference to the holders of shares of Common Stock and of any other capital stock of the Corporation ranking junior to the Series C Preferred Shares as to payment of dividends, shall be entitled to receive, out of funds legally available therefor, dividends as, when and if declared and paid by the Corporation. If dividends are declared with respect to the Common Stock or any class or series of capital stock ranking junior to the Series C Preferred Shares, then holders of Series C Preferred Shares shall be entitled to receive a dividend equivalent to that which would have been payable had the Series C Preferred Shares been converted into shares of Common Stock immediately prior to the record date for payment of the dividends on the Common Stock. No dividends or other distributions shall be authorized, declared, paid or set apart for payment on any class or series of the Corporation’s capital stock heretofore or hereafter issued ranking, as to dividends, on a parity with or junior to the Series C Preferred Shares for any period unless full cumulative dividends have been, or contemporaneously are, authorized, declared, paid or set apart in trust for such payment on the Series C Preferred Shares.

3.

3.1 In the event of: (i) any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or (ii) whether in a single or in a series of related transactions, any sale, transfer, lease, merger or reorganization involving at least a majority of the Corporation’s consolidated assets, revenues or business, or (iii) any single or any series of related transactions is consummated resulting in the Corporation’s stockholders immediately prior to such transaction(s) owning less than 50% of the voting power of the surviving or continuing entity (each of the events described in the foregoing clauses (i) through (iii) of this Section 3.1 shall be referred to herein as a “Liquidation Event”), after payment of all amounts owing to holders of capital stock ranking senior to the Series C Preferred Shares, the holders of Series C Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of the Common Stock or any class or series of capital stock ranking junior to the Series C Preferred Shares by reason of their ownership thereof, an amount equal to $250.00 per Series C Preferred Share (the “Liquidation Preference”) (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event affecting such shares) plus all accrued but declared and unpaid dividends, if any, to the date of winding up, on the Series C Preferred Shares.

If upon such Liquidation Event, whether voluntary or involuntary, the assets to be distributed are insufficient to permit payment in full to the holders of Series C Preferred Shares, then the entire assets of the Corporation to be distributed, after distribution to capital stock ranking senior to the Series C Preferred Shares, shall be distributed ratably among the holders of Series C Preferred Shares.

3.2 After payment has been made in full pursuant to Section 3.1 above, and to holders of capital stock of the Corporation ranking senior to the Series C Preferred Shares, or the Corporation shall have set aside funds sufficient for such payments in trust for the account of such holders so as to be available for such payment, all remaining assets available for distribution (after payment or provision for payment of all debts and liabilities of the Corporation) shall be distributed to the respective holders of any capital stock ranking junior to the Series C Preferred Shares but senior to the Common Stock ratably in proportion to the number of shares of such stock they then hold, if any such stock is then outstanding, and thereafter to the respective holders of the Common Stock ratably in proportion to the number of shares of Common Stock they then hold.

3.3 The amount deemed distributed to the holders of Series C Preferred Shares upon any Liquidation Event shall be the cash or the fair market value of the property, rights, or securities distributed to such holders by the acquiring Person, firm, or other entity. The value of such property, rights, or other securities shall be determined in good faith by the Board of Directors of the Corporation.

4. Except as otherwise required by law or, with respect to any series of Preferred Stock, as otherwise provided by the Board of Directors, the holders of the Series C Preferred Shares shall have the following voting rights:

4.1 Each holder of Series C Preferred Shares shall be entitled to notice of any stockholders’ meeting and to vote on any matters on which the Common Stock may be voted. Each Series C Preferred Share shall be entitled to a number of votes equal to the number of whole shares of Common Stock into which such Series C Preferred Share is then convertible (as adjusted from time to time in the manner set forth herein). Unless otherwise required by law, holders of Series C Preferred Shares shall vote together with holders of Common Stock as a single class on all matters submitted to a vote of the Company’s stockholders.

4.2 On the Issue Date, the holders of Series C Preferred Shares, voting as a separate class, shall have the right to elect a total of five (5) directors to the Board of Directors of the Corporation (the “Series C Directors”). Commencing on the date on which the holders of the Series C Preferred Shares own (beneficially or of record) at least 40% but less than 50% of the Originally Issued Series C Preferred Shares, the holders of Series C Preferred Shares, voting as a separate class, shall have the right to elect a total of four Series C Directors. Commencing on the date on which the holders of the Series C Preferred Shares own (beneficially or of record) at least 30% but less than 40% of the Originally Issued Series C Preferred Shares, the holders of Series C Preferred Shares, voting as a separate class, shall have the right to elect a total of three Series C Directors. Commencing on the date on which the holders of the Series C Preferred Shares own (beneficially or of record) at least 20% but less than 30% of the Originally Issued Series C Preferred Shares, the holders of Series C Preferred Shares, voting as a separate class, shall have the right to elect a total of two Series C Directors. Commencing on the date on which the holders of the Series C Preferred Shares own (beneficially or of record) at least 10% but less than 20% of the Originally Issued Series C Preferred Shares, the holders of Series C Preferred Shares, voting as a separate class, shall have the right to elect one Series C Director. Commencing on the date on which holders of the Series C Preferred Shares own (beneficially or of record) less than 10% of the Originally Issued Series C Preferred Shares, the holders of the Series C Preferred Shares, voting as a separate class, shall have no right to elect a Series C Director. The Corporation will pay or reimburse the fees and expenses of, and provide all of the other benefits to, the Series C Directors in the same amounts and on the same terms and basis as the other members of the Board of Directors of the Corporation who are not employed by the Corporation. Each of the Audit Committee and the Compensation Committee shall have no more than three (3) members, at least one of whom, as to each committee, shall be a Series C Director.

4.3 So long as at least a majority of the Originally Issued Series C Preferred Shares are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least 50% of the outstanding Series C Preferred Shares, given in writing or by a vote at a meeting, consenting or voting (as the case may be) as a single class:

(a) create, authorize or issue any shares of any security or class of stock ranking senior to, or pari passu with, the Series C Preferred Shares with respect to dividend rights, liquidation preference or otherwise;

(b) amend, alter or repeal the Certificate of Incorporation or Bylaws of the Corporation;

(c) redeem or repurchase, or declare or pay any dividend or distribution with respect to, any equity securities;

(d) (i) whether in a single or in a series of related transactions, effect any sale, transfer, lease, merger or reorganization involving a material portion of the Corporation’s assets or business, (ii) effect any single or any series of related transactions resulting in the Corporation’s stockholders immediately prior to such transaction(s) owning less than 50% of the voting power of the surviving or continuing entity, or (iii) enter into any single or a series of related transactions with a valuation in excess of $5,000,000 (whether in the form of cash, assumed liabilities or otherwise);

(e) increase the size of the Board of Directors of the Corporation (except as contemplated hereunder for the benefit of the holders of the Series C Preferred Shares);

(f) alter or change the rights of the Series C Preferred Shares or increase the authorized number of shares of Common Stock or Preferred Stock of any series or any other security convertible or exchangeable into or for equity securities having a preference senior to or pari passu with the Series C Preferred Shares;

(g) create or suffer to exist any Indebtedness in excess of $5,000,000 other than such Indebtedness existing on the Issue Date and determined in accordance with GAAP; or

(h) take any action, or fail to take any action, that could result in taxation of the holders of the Series C Preferred Shares under Section 305 of the Internal Revenue Code.

5. The holders of Series C Preferred Shares shall have conversion rights as follows (the “Series C Conversion Rights”):

5.1 Each issued and outstanding Series C Preferred Share shall be convertible, at the option of the holder thereof, at any time after the date of issuance and without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of Common Stock as is determined by dividing $250.00 by the Series C Conversion Price (as defined below) in effect at the time of conversion. The “Series C Conversion Price” at which shares of Common Stock shall be deliverable upon conversion of Series C Preferred Shares shall initially be $0.790447 per share. Such initial Series C Conversion Price shall be subject to adjustment (in order to adjust the number of shares of Common Stock into which the Series C Preferred Shares are convertible) as herein provided.

5.2 No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Shares. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the then effective Series C Conversion Price (rounded to the nearest whole cent).

5.3

(a) In order for a holder of Series C Preferred Shares to convert Series C Preferred Shares into shares of Common Stock, such holder shall surrender the certificate or certificates for such Series C Preferred Shares, at the office of the transfer agent for the Series C Preferred Shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the Series C Preferred Shares represented by such certificate or certificates. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and the number of Series C Preferred Shares to be converted. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the “Conversion Date”) and the conversion shall be deemed effective as of the close of business on the Conversion Date.

The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series C Preferred Shares, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. In case the number of Series C Preferred Shares represented by the certificate or certificates surrendered pursuant to Section 5.1 exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of Series C Preferred Shares represented by such certificate or certificates surrendered but not converted.

(b) The Corporation shall, at all times when the Series C Preferred Shares shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C Preferred Shares, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Shares. Before taking any action that would cause an adjustment reducing the Series C Conversion Price below the then-existing par value of the shares of Common Stock issuable upon conversion of the Series C Preferred Shares, the Corporation shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series C Conversion Price.

(c) Upon any such conversion, no adjustment to the Series C Conversion Price shall be made for any accrued and unpaid dividends on the Series C Preferred Shares surrendered for conversion or on the Common Stock delivered upon conversion.

(d) All Series C Preferred Shares surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices, to vote and to accrual of dividends shall immediately cease and terminate at the close of business on the Conversion Date (except only the right of the holders thereof to receive shares of Common Stock in exchange therefor) and any Series C Preferred Shares so converted shall be retired and canceled and shall not be reissued, and the Corporation from time to time shall take appropriate action to reduce the authorized Preferred Stock accordingly.

5.4

(a) For the purposes of this Section 5, the following definitions shall apply:

(1) “Option” means any outstanding right, option or warrant to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities excluding any rights, warrants and options granted or to be granted by the Corporation or any subsidiary thereof pursuant to any stock option plan or agreement which was adopted by the Board of Directors on or before the date hereof.

(2) “Original Issue Date” with respect to the Series C Preferred Shares means the date on which the Series C Preferred Shares first were issued.

(3) “Convertible Securities” means any evidences of indebtedness, shares (other than Common Stock or Series C Preferred Shares), or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(4) “Additional Shares of Common Stock” means, as to the Series C Preferred Shares, all shares of Common Stock issued (or, pursuant to Section 5.4(c), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

(i) upon conversion of shares of Series C Preferred Shares;

(ii) as a dividend or distribution on Preferred Stock;

(iii) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock;

(iv) upon the exercise of any right, warrant or option granted or to be granted pursuant to any stock option plan or agreement, as excluded from the definition of “Option” in Section 5.4(a)(1), and other than as included in the foregoing clause, shares of Common Stock to be issued pursuant to any warrants or convertible debentures outstanding as of the Issue Date;

(v) under a registration statement pursuant to the Securities Act of 1933, as amended, which is declared effective by the Securities and Exchange Commission;

(vi) shares of Common Stock to be issued in connection with corporate acquisitions approved by the Board of Directors of the Corporation and by at least a majority of the Series C Directors then serving;

(vii) shares of equity securities ranking junior to the Series C Preferred Shares that may be issued to providers of commercial credit arrangements, equipment lease financings or similar transactions into which the Corporation may enter with any Person who is not an Affiliate of the Corporation, provided that any such issuance is approved in advance by the Board of Directors of the Corporation and by at least a majority of the Series C Directors then serving, and further provided, that any such issuances not exceed one percent (1%) of the then outstanding Common Stock; or

(viii) shares of Common Stock issued or to be issued pursuant to any stock incentive or similar plan which was or is adopted by the Board of Directors on, before or after the date hereof for the benefit of employees of the Corporation or any subsidiary of the Corporation.

(5) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable at such time upon conversion of Preferred Stock, and any other Convertible Securities then outstanding, plus the number of shares of Common Stock issuable at any time upon the exercise of all then outstanding Options.

(b) No adjustment shall be made in the Series C Conversion Price as the result of the issuance of Additional Shares of Common Stock, unless the consideration per share determined pursuant to Section 5.4(e) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series C Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock. Notwithstanding anything herein to the contrary, no adjustment shall be made in the Series C Conversion Price as the result of any issuance of securities (whether consisting of Common Stock, securities convertible into or exchangeable for Common Stock, or any other securities) which occurred prior to the Original Issue Date.

(c) If the Corporation at any time or from time to time shall issue any Options or Convertible Securities, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share determined pursuant to Section 5.4(e) of such Additional Shares of Common Stock would be less than the Series C Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1) no further adjustment in the Series C Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series C Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such options or the right of conversion or exchange under such Convertible Securities;

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series C Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation determined pursuant to Section 5.4(f) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no recomputation pursuant to the preceding clauses (2) and (3) shall have the effect of increasing the Series C Conversion Price to an amount that exceeds the lower of (i) the applicable Series C Conversion Price on the original adjustment date, or (ii) the Series C Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such recomputation date;

(5) in the case of any Options which expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Series C Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above; and

(6) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Series C Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Series C Conversion Price shall be adjusted pursuant to this Section 5.4(c) as of the actual date of their issuance.

(d) In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

(1) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

(2) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 5.4(d) as of the time of actual payment of such dividend.

(e) If the Corporation shall issue Additional Shares of Common Stock, including Additional Shares of Common Stock deemed to be issued pursuant to Section 5.4(c) hereof, but excluding Additional Shares of Common Stock issued pursuant to Section 5.4(d), which event is dealt with in Section 5.4(g), without consideration or for a consideration per share less than the Series C Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series C Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares of Common Stock into which the Series C Preferred Shares is convertible, to a price (calculated to the nearest cent) determined by multiplying such Series C Conversion Price by a fraction (x) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Options or Convertible Securities), plus (B) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common stock so issued would purchase at such Conversion Price, and (y) the denominator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Options or Convertible Securities), plus (B) the number of such Additional Shares of

Common Stock so issued, provided that the Series C Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amounts so carried forward, shall aggregate $0.05 or more; and further provided, that all shares of Common Stock issuable upon conversion of outstanding Series C Preferred Shares and outstanding Convertible Securities, or upon the exercise of outstanding Options (which shall include any shares of Common Stock available for issuance under stock option plans approved by the Board of Directors as of the Issue Date), and immediately after any Additional Shares of Common Stock are deemed issued, such Additional Shares of Common Stock shall be deemed to be outstanding.

(f) For purposes of this Section 5.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1) Cash and Property. Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2) The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5.4(c), relating to Options and Convertible Securities, shall be determined by dividing:

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration until such subsequent adjustment occurs) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number until such subsequent adjustment occurs) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(g) In the event the outstanding shares of Common Stock shall be split, subdivided, combined or consolidated, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, or in the event that the Corporation shall issue shares of Common Stock by way of a stock dividend or other distribution to the holders of Common Stock, the Series C Conversion Price in effect immediately prior to such split, subdivision, stock dividend, combination or consolidation shall, concurrently with the effectiveness of such split, subdivision, stock dividend, combination or consolidation, be increased or decreased proportionately.

5.5 Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Shares, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series C Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that then would be received upon the conversion of Series C Preferred Shares.

5.6 In the event that there occurs any of the following events:

(a) the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

(b) the Corporation subdivides or combines its outstanding shares of Common Stock;

(c) there occurs or is proposed to occur any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation;

(d) the involuntary or voluntary liquidation, dissolution, or winding-up of the Corporation; or

(e) a Conversion Event (as defined in Section 5.7);

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Preferred Stock, and shall cause to be mailed to the holders of the Series C Preferred Shares at their addresses as shown on the records of the Corporation or such transfer agent, at least fifteen days prior to the record date specified in (1) below or thirty days before the date specified in (2) below, a notice stating the following information:

(1) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision, or combination are to be determined, or

(2) the date on which such reclassification, consolidation, merger, sale, liquidation, dissolution, winding-up or Conversion Event is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, liquidation, dissolution, winding-up or Conversion Event.

5.7 If any capital reorganization, reclassification or recapitalization of the capital stock of the Corporation, or consolidation or merger of the Corporation, or sales of all or substantially all of its assets to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, recapitalization, consolidation, sale or merger, lawful and adequate provisions shall be made whereby each holder of Series C Preferred Shares shall thereupon have the right and option to receive, upon the basis and upon the terms and conditions specified herein and in lieu of conversion of the Series C Preferred Shares into Common Stock, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock as would have been received upon conversion of the Series C Preferred Shares at the Series C Conversion Price then in effect immediately before such reorganization, reclassification, recapitalization, consolidation, sale or merger, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Series C Conversion Price) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or securities delivered to holders in connection with such reorganization, reclassification, recapitalization, consolidation, sale or merger. Prior to the consummation of any consolidation or merger or sale of assets of the Corporation, the successor corporation resulting from such consolidation or merger, or the purchaser of such assets, shall agree in writing to be bound by the provisions hereof.

6. Any Series C Preferred Shares converted, redeemed, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and shall not be reissued and the Corporation from time to time shall take such action as may be necessary to reduce the authorized Series C Preferred Shares accordingly.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by and attested by its duly authorized officers this [    ] day of [                    ].

COMPREHENSIVE CARE CORPORATION

By:
Name:
Title:

ATTEST: